Agreement

                              for the Contribution

                                       of

                          Assets, Software and Hardware

                                  Developments

                                       by

                                 August Steiner

                                       to

                             ComTelco (Vertriebs) AG


This agreement has the purpose of the transfer of legal o vnership of all mentioned assets, inventory, systems and sub systems and other goods mentioned herein to ComTelco (Vertriebs) AG, Hechtackerstrasse 41, 9014 St. Gallen, Switzerland.

August Steiner, residing in St.Gallen Switzerland, (Contributor) agrees to contribute to ComTelco (Vertriebs) AG, St.Gallen, Switzerland, (Receipient) the following:

Equipment and Materials:

All office equipment and materials mentioned in Annex A atached hereto.

Competition:

August Steiner will not be involved in or peruse, solicit or otherwise engage in any activities similar to or competing against the business or area of any of the products or system developments mentioned in this agreement, for a period of at least 5 year other than directly associated with the business of ComTelco (Vertriebs) AG or its sister or parent companies. He will hand over any requests for any such business to ComTelco exclusively and not hinder ComTelco in future business or developments in any way. August Steiner will commit MDE AG staff to keep any previous or current development related information confidential.

Staff:

ComTelco (Vertriebs) AG may take over any employees from August Steiner or MDE AG deemed necessary for the full utilization and continueance of development or use of the assets.

Change in ownership:

August Steiner will ensure that all the conditions of this agreement are adhered to if a change in ownership occurs within the next 12 month of the purchase date.

Continuation of use of Assets:

Both the contributor and the receipient will render their services and do anything in their power to ensure that the assets may be used and utilized and/or sold to other enteties, whenever necessary or possible.

Outline of Sale / Sales price:

The assets are contributed to ComTelco as a capital increase by August Steiner and taken over as additional assets by ComTelco (Vertriebs) AG as independently and fully functioning systems and parts thereof. If needed, August Steiner or MDE AG will make available to ComTelco any other needed information if they are used in conjunction of utilizing the mentioned assets.

All assets, tangible or not, involved in the operation and development of the mentioned systems and components, software or hardware, are included in the sales price, in particular, but not restricted to all items listed in Annex A which is an integral part of this agreement.

ComTelco agrees to take into it s books, additional paid in capital as follows:

USD 60,500.00 for Office Equipment (Annex A1)
USD 173,828.00 for Inventory, parts and components (Annex A2)

The agreement will take affect after its signature by both parties.

St. Gallen, Switzerland, February 28, 1997


The Contributor                           ComTelco (Vertriebs)
                                          Hechtackerstrasse 41
                                          9014 St. Gallen
/s/ August Steiner                        Switzerland

August Steiner                            /s/ Roland Steiner
Guisanstrasse 94
9010 St.Gallen                            Roland Steiner

                                    EXHIBIT A
                                     ASSETS
                      (AugustSteiner- ComTelco VertriebsAG)

All of the machinery, equipment, tools, furniture, furnishings, office equipment, supplies, inventory, plant, spare parts and other tangible personal property located at all locations mentioned in the locations list below, and all ofthe Intellectual Property used or held for use in connection with the computer telephony business as conducted by Seller or any of its Affiliates, including, without limitation, mentioned in the assets list below.

Locations list:

Hechtackerstrasse 39, 9014 St Gallen, Switzerland

List of Assets:
Annex 1

Hechtackrstrasse St. Gallen, Switzerland
 Room E7
 Desk combinations                 2
 Office Chair                      2
 Bookshelves                       2
 Rollo file cabinet                1
 Personal Computer                 1
 Note Book Computer                2
 System telephone set DX           2
 Portable Phone                    1

 Room E8
 Documentation and Leaflets
 Office supplies

 RoomE5
 Fumiture for exhibition booth
 Bistro standing table             3
 Bistro tables                     3
 Wardrobe                          1
 Bistro chairs                     7
 Personal Computer (demo)          4
 Plants and pictures

 Kitchen East
 Espresso Machine                  1

Table                              1

Room E10
Desk combinations                  1
Korpus                             2
Rollo file cabinets                1
Leather Chair                      1
Office chair                       1
Note Book Computer                 1
System telephone DX                1
Portable telephone                 1

Room E11
Desk combination                   1
Rollo file cabinets                2
Korpus                             1
Note Book Computer                 1
Office chair                       1
System telephone DX                1

Room E12
Office table                       2
Office chair                       2
Rollo file cabinet                 1
Korpus                             2
Personal Computer                  2
Cabling system incl. Hub           1
System telephone DX                1

Room E2
Desk combination                   1
leather chair                      2
Personal Computer                  2
shelves                            2
documentatlon shelves              1
Hesa Glass exhibit stand           1
System telephone DX                1

Room E1
Desk combination                   2
Rollo file cabinet                 1
Personal Computer                  1
Office chair                       1
Korpus                             1
Ink Jet pnnter                     1

Leather chair                      1
System telephone DX                1

Room W7
Desk combination                   1
Office chair                       1
Korpus                             1
Rolio file cabinet                 3
Photo copier                       1
Laser printer                      1
Personal computer                  1
system telephone DX                1
Speed dial console DX              1

Room W6
Desk combination                   1
Book shelf                         2
Cupboard                           1
Office chair                       1
Leather chair                      1
Personal Computer                  2
Rollo file cabinet                 1
Korpus                             2
System telephone DX                1

Room W9
PBX, Nitsuko DX                    1
Cabling system                     1
File Server                        1
ComDial                            1
ComTax                             1
Leather chair                      2
Metal cupboards                    2
Desk                               4
Workbench                          1
Table                              1
Rollo file cabinets                1
Cupboard                           1
Metal shelf system                 8
Korpus                             1
Office chair                       1
Fork lift                          1
Transportation trolley             2
Personal Computer                  5
System telephone DX                1

Store Room:
Metal shelf system                 9
Table                              1
Chair                              1

Inventory as audited per 28.Feb.1997
Ort Art.Nr. Artikelbeschreibung                       Anzahl

1 Produktion
110000 ComTax Wlndows Software Version CTS-K D        0.00
110005 ComTax Wndows Softwareversion CTS-G F          0.00
120000 ComTax Wlndows Standard CTB-K D                0.00
120006 Update ComTax Version 2.5 - Version 2.6        0.00
120103 ComTax Standard A4713 CTB-K F                  0.00
120300 ComTax Standard Ver. 2.6 Takt                  0.00
120402 ComTax Standard PTT CTB-G D                    0.00
120403 ComTax Standard PTT CTB-K F                    0.00
210004 ComDial 50 User Lizenz                         0.00
410000 Benutzerhandbuch ComTax MDE Deutsch            23.00
410001 Benutzerhandbuch ComTax MDE Franzosisch        15.00
410002 Benutzerhandbuch ComTax MDE Englisch           8.00
410004 Technikerhandbuch ComTax MDE Deutsch           13.00
410005 Technikerhandbuch ComTax MDE Franzosisch       13.00
410006 Technikerhandbuch ComTax MDE Englisch          6.00
410008 Benutzerhandbuch ComTax Alcatel Deutsch        11.00
410009 Benutzerhandbuch ComTax Alcatel Franz.         18.00
410014 Benutzerhandbuch ComTax Ericsson Deutsch       10.00
410015 Benutzerhandbuch ComTax Ericsson Franz.        8.00
410020 Benutzerhandbuch ComTax Takt Deutsch           10.00
410021 Technikerhandbuch ComTax Takt Deutsch          28.00
420000 Benutzerhandbuch ComDial MDE Deutsch           44.00
420002 Benutzerhandbuch ComDial MDE Frarizosisch      20.00
420003 Benutzerhandbuch ComDial MDE Englisch          7.00
420006 Benutzerhandbuch Comfort Dial Lan dt.AI        13.00
420012 Benutzerhandbuch ComDial Ericsson Deut.        8.00
420013 Benutzerhandbuch ComDial Ericsson Franz.       0.00
420020 Benutzerhandbuch ComDial Philips               6.00
810001 Hicom Verbindungskabel                         5.00
810003 Monitor Kabel DB 9m/f 1.8mt.                   1.00
810006 Paralleldruckerkabel (Typ A) 3.0m              1.00
810007 25polige 1:1 Kabel (RS232 ST-ST) Typ B         2.00
10008 Tastaturkabel f.lBM XT/AT-komp. (TypB)          3.00
810009 Tastatur-Adpter XT-Tastatur an PS/2            1.00

810103 Disketten 3.5" MF-HD formatiert 1.44MB         200.00
810400 Brucke fur Parallel DB25 Anschluss             1.00
810401 Parallel Anschluss mannlich 25 Pin             1.00
810402 Adapter Parallel DB25/RJ45                     1.00
810405 D-SUB-Steckverbinder-Buchse 9 polig            10.00
810406 D-SUB 25 polig Buchse Seriell weiblich         17.00
810407 D-Sup 25 polig Buchse mannlich                 10.00
810408 D-SUB 25polig Seriell Anschluss mannlich       23.00
810409 D-SUB-Steckverbinder 9 polig                   9.00
810412 Linedriver MDEPABX-AV2.0                       14.00
810414 BNC SteckverbinderT-Stuck                      1.00
810415 Modular-Stecker 6.Pos. 4Kont. Flachkabel       15.00
810416 Modular-Stecker 4Pos. 4Kont. Flachkabel        12.00
810417AT nach XT/PS/2 Adapter DB25-DB9 Buchse         9.00
810418 Dongle Stecker/Adapter Hasp                    50.00
810419 D-Sup-Steckerverbindung 25pdig                 10.00
810424JumperBox Kit DB 25m/f mit 25 Verbindern        0.00
810425 Opto Bridge ST/BU                              2.00
810428 Steckverbinder BNC RG-58 Stecker gerade        3.00
810430 Link-Kabel 9-9pd. (Typ B)                      2.00
810500 Koax Kabel                                     1.00
810601 Pilot Mouse Logitech Wn95 Serial-Port          3.00
810700 Data Fax Modem 19200 bps P 192MX               2.00
810800 Monitor monochrom 9"                           5.00
810902 Netzadapter MDE                                7.00
811000 Netzkabel grau Schweiz                         1.00
811001 Netzkabel schwarz Schweiz                      12.00
811002 Netzkabel Deutschland/Osterreich               2.00
811005 Apparate-Verbindungskabel 1.5m                 2.00
811004 Bildschirmkabel RS232 9polig ST-BU             5.00
811104 Ethernet Netzwerk-Karte                        0.00
811300 Tastatur Windows 95 Chicony                    0.00
811400 PC 486/75 Datavan, 4MB RAM, HDD                22.00
811401 ComTax-Box MDE komplett                        23.00
811402 ComTax Box Telecom PTT komplett                29.00
811403 ComTax Box Telecom Takt komplett               28.00
811404 ComTax Box Ericsson komplett                   5.00
811405 ComTax Box Alcatel komplett                    5.00
811406 ComDial-PC MDE                                 2.00
811500 C.P.U. Coder Ventilator                        4.00
820000 BNC RG58 Knickschutzhulle schwarz              10.00
820500 Installation Kit 2,5" HardDisk Drive           6.00
840004 Xerox Telecopier 7020/7021                     0.00
890000 Luftpolsterkuverts Innenmasse 15x24cm          40.00
890001 Stulpschachtel 30.1x21.3x5.5 komplett          22.00

890000 Faltbox 280x230x172                            26.00
890100 Break-Out-Box                                  2.00
890101 Service-Kit Profi                              0.00

2 Keller
310000 Eltel Phone Manager                            20.00
310001 Voice Interface                                0.00
810001 Hicom Verbindungskabel                         1.00
810003 Monitor Kabel DB 9m/f 1.8mt.                   18.00
810005 Telefon Kabel 4 Ader                           180.00
810006 Paralleldruckerkabel (Typ A) 3.0m              11.00
810007 AT Modemkabel                                  102.00
810008 Tastaturkabel f.lBM XT/AT-komp. (TypB)         1.00
810101 Floppy Drive 5 1/2"                            1.00
810103 Disketten 3.5" MF-HD formatiert 1.44MB         1000.00
810106 3 M CD Recordable 650MB 74.Min.                27.00
810300 Harddisk 2 1/2" IDE 200MB                      69.00
810400 Brucke fur Parallel DB25 Anschluss             1.00
810401 Parallel Anschluss mannlich 25 Pin             1.00
810402 Adapter Parallel DB25/RJ45                     1.00
810404 Switch Box Steckbrucke                         2.00
810414 BNC Steckverbinder T-Stuck                     117.00
810415 Modular-Stecker6.Pos. 4Kont. Flachkabel        200.00
810416 Modular-Stecker4Pos. 4Kont. Flachkabel         250.00
810417 Modular RJ45 Stecker                           250.00
810500 Koax Kabel                                     1.00
810601 Pilot Mouse Logitech Win95 Serial-Port         2.00
810602 Mouse-Matte Antistatisch                       2.00
810900 UPS                                            11.00
810902 Netzadapter MDE                                14.00
811000 Netzkabel grau Schweiz                         51.00
811001 Netzkabel schwarz Schweiz                      38.00
811002 Netzkabel Deutschland/Osterreich               62.00
811003 Apparate-Verbindungskabel 1.5m                 10.00
811100 Token Ring Netzkarte                           9.00
811101 Teles 1,2 Fax,Modemkarten                      173.00
811103 Teles ISDN Card S0/16                          48.00
811104 Ethernet Netzwerk-Karte                        20.00
811109 Aktive-PC Karte V.24/MSV1                      1.00
811301 Num. Keypad Seriell                            16.00
811400 Datavan ComDial PC                             61.00
811401 ComTax-Box MDE komplett                        0.00
811402 ComTax Box Telecom FR W l komplett             0.00
811403 ComTax Box Takt komplett                       3.00
811404 ComTax Box Ericsson komplett                   3.00

811406 ComDial-PC MDE                                 2.00
811410 ComDial-PC MDE Gehause                         49.00
820500 Installation Kit 2,5" HardDisk Drive           40.00
840000 Toner Schwarz 4200/5400/5600                   3.00
840003 Toner Laser Jet 4 HP 92298                     2.00
890000 Luftpdsterkuverts I nnenmasse 15x24cm          300.00
890002 Faltbox 280x230x172                            250.00
890003 Rillfix Versandkuverts Klebeverschluss         200.00

3 Buro Technik
710100 Kopierpapier                                   188000.00
710120 I bico Thermobindemappen                       1400.00
710500 Prospekte ComDial franzosisch                  2700.00
710600 Prospekte ComDial englisch                     2300.00
710700 Prospekte ComDial deutsch                      300.00
720500 Prospekte ComTax franz.                        200.00
720600 Prospekte ComTax englisch                      2500.00
720700 Prospekte ComTax deutsch                       4200.00

4 Buro
890003 Rillfix Versandkuverts Klebeverschluss         28.00

5 Produktion Schrank

810100 Floppy Drive 3 1/2"                            18.00
810102 CD-Rom 8x Speed, Anschluss IDE Adapi           0.00
810106 3 M CD Recordable 650MB 74.Min.                1.00
810300 Harddisk 2 1/2" IDE 200MB                      0.00
810301 Harddisk 3 1/2" IDE (Rot)                      24.00
810424 JumperBox Kit 25m7f 0-Modem                    18.00
810600 Pilot Maus seriell Multilingual                2.00
811100 Token Ring Netzkarte                           7.00
811103 Teles ISDN Card S0/16                          1.00
811104 Ethernet Netzwerk-Karte                        20.00
811111 Disk-Controller IDE mit Bios, ISA              1.00
811112 Teles On-LineEl Karte D                        4.00
811201 Speicher Modul zu CTB                          27.00
811202 RAMModul 1MB30Pin                              22.00
811207 4MB-Module 72Pin,32tit 60ns                    11.00
811208 Speicher Modul zu CTB                          32.00
811211 Prozessor Texas Instruments TMS370             25.00
811303 Tastatur CH Win95 Mitsumi 105 Tasten           1.00
811402 ComTax Box Telecom FiT t komplett              5.00
820000 Dialogfic 8 Port Vice Boards f. ComDial
        Anlalog                                       3.00
890200 MS-DOS 6.22 Software komplett                  14.00

890201 Windowfs fur Worksg. 3.11 ink DOS 6.22         1.00

6 Enhxticklungsburo 11
840005|Data Tapes 3M DAT 4mm 120m                     15.00

7 Ersatmlaterial/Techniker Fahrzeuge (3x VW' Passat)
810300 Harddisk 2 1/2" IDE 200MB                      6.00
811100 Token Ringf Netzkarte                          3.00
811103 Teles ISDN Card S0/16                          3.00
811104 Ethemet NetzNerk-Karte                         9.00
811208 Speicher Modul zu CTB                          9.00
811401 ComTax-Box MDE komplett                        9.00
811406 ComDial-PC MDE                                 9.00

8 Buro Genf
811401 ComTax-Box MDE komplett                        3.00
811104 Ethemet Netzwerk-Karte                         4.00
811406 ComDial-PC MDE                                 4.00
0 81110C Token Ring Netzkarte                         1.00

9 Buro Moscow
811401 ComTax-Box MDE komplett                        6.00
811406 ComDial-PC MDE                                 7.00
811100 Token Ring Netzkarte                           1.00
811109 Aktive-PC Karte V.24/MSV1                      1.00

10 Buro Shanghai
811401 ComTax-Box MDE komplett                        4.00
811406 ComDial-PC MDE                                 6.00
811100 Token Ring Netzkarte                           1.00

11 Im Transport
811404 ComTax Box Ericsson komplett                   20.00
811405 ComTax Box Alcatel komplett                    10.00